                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  APRIL 1997
                             PAYMENT May 15, 1997
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                         CUSIP#             393534AA0
                                         Trust Account #    33-31829-0
                                         Distribution Date: May 15, 1997


Securitized Net Interest Margin Certificates                      Per $1,000
--------------------------------------------                       Original
                                                                  ----------
1.   Amount Available                            5,088,570.54

Interest

2.   Aggregate Interest                          1,475,060.97     2.90366333

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest            1,475,060.97

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                3,613,509.57     7.11320781

7.   Remaining outstanding principal
     balance                                   252,918,832.40    497.8717173
     Pool Factor                                    .49787172

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             365,423,429.65**

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  APRIL 1997
                             PAYMENT May 15, 1997
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2


                                         CUSIP#             393534AA0
                                         Trust Account #    33-31829-0
                                         Distribution Date: May 15, 1997


Securitized Net Interest Margin Certificates                        Per $1,000
--------------------------------------------                         Original
                                                                    ----------
1.   Amount Available                       5,088,570.54

9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                          75,279,545.48

     (ii)  attributable to this
           securitization                  23,645,798.55

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                        3,140,728.68


11.  Weighted average CPR                         13.91%

12.  Weighted average CDR                          2.78%

13.  Annualized net loss percentage                1.37%

14.  Delinquency    30-59 day                       .68%
                    60-89 day                      0.20%
                    90+ day                        0.44%
                    Total 30+                      1.32%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
APRIL 1997
PAYMENT May 15, 1997


                                  Fee Assets
                 ----------------------------------------------------------
                    Guarantee   GNMA      Excess     Inside      Fee Asset
                       Fees    Excess   Servicing     Refi         Total
                 ------------  ------------------  ----------  ------------
MaHCS 1987-A        12,656.86            6,571.54                 19,228.40
MaHCS 1987-B        51,320.01           17,158.59    1,397.84     69,876.44
MLMI 1987B          32,073.47            4,460.95    1,808.59     38,343.01
MLMI 1987C          41,442.27            7,892.21    2,854.84     52,189.32
MLMI 1988E          40,163.63            7,807.12    2,151.83     50,122.58
MLMI 1988H                               7,739.21                  7,739.21
MLMI 1988Q                              11,892.34                 11,892.34
MLMI 1988X                               9,151.34                  9,151.34
MLMI 1989B                               5,393.35                  5,393.35
MLMI 1989D                              10,907.78                 10,907.78
MLMI 1989F                              15,529.80    5,049.77     20,579.57
MLMI 1989H          36,155.52           13,567.44    3,909.60     53,632.56
MLMI 1990B                               8,896.80    6,116.10     15,012.90
MLMI 1990D
MLMI 1990G          94,873.48           15,633.56    1,599.00    112,106.04
MLMI 1990I
MLMI 1991B                              11,734.34                 11,734.34
MLMI 1991D                              16,944.23                 16,944.23
MLMI 1991G                              23,926.37                 23,926.37
MLMI 1991I                              25,234.44                 25,234.44
MLMI 1992B                              83,099.75                 83,099.75
MLMI 1992D
GTFC 1992-1        259,459.22           53,348.74    7,122.41    319,930.37
GTFC 1992-2         90,207.55           65,836.56   11,353.80    167,397.91
GTFC 1993-1        191,614.25           60,006.66   26,225.84    277,846.75
GTFC 1993-2        255,190.01          115,602.50   25,428.47    396,220.98
GTFC 1993-3        611,639.11          176,290.23   27,176.01    815,105.35
GTFC 1993-4                            202,141.91                202,141.91
                 ----------------------------------------------------------
Conventional     1,716,795.38     .00  976,767.76  122,194.10  2,815,757.24


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  APRIL 1997
                             PAYMENT May 15, 1997


GNMA Servicing Fees      2,410,568.73    46,199.64   2,456,768.37
FHA Payment               (884,074.84)                (884,074.84)
Servicing                 (387,427.08)                (387,427.08)
Prepayment shortfalls      (62,816.87)                 (62,816.87)
Liquidation Losses        (145,093.42)                (145,093.42)
                         ----------------------------------------
GNMA                       931,156.52    46,199.64     977,356.16

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                       3,793,113.40

Payment on Finance 1 Note                                           3,793,113.40

Allocable to Interest (current)                                       688,474.32

Allocable to accrued but unpaid Interest                                     .00

Accrued and unpaid Trustee Fees                                              .00

Allocable to Principal                                              3,104,639.08

Finance 1 Note Principal Balance                                  116,630,025.03

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  APRIL 1997
                             PAYMENT May 15, 1997


                                                         Inside
                                          Residual        Refi         Total
                                        ------------   ----------   ------------
MaHCS 1987-A                                     .00                         .00
MaHCS 1987-B                                     .00                         .00
MLMI 1987B                                       .00                         .00
MLMI 1987C                                       .00                         .00
MLMI 1988E                                       .00                         .00
MLMI 1988H                                 35,442.73       289.55      35,732.28
MLMI 1988Q                                  7,419.12     3,326.14      10,745.26
MLMI 1988x                                 43,373.69     1,013.41      44,387.10
MLMI 1989B                                       .00       858.77         858.77
MLMI 1989D                                       .00       369.86         369.86
MLMI 1989F                                       .00                         .00
MLMI 1989H                                       .00                         .00
MLMI 1990B                                       .00                         .00
MLMI 1990D                                       .00                         .00
MLMI 1990G                                       .00                         .00
MLMI 1990I                                       .00     8,231.03       8,231.03
MLMI 1991B                                 12,946.63    36,357.54      49,304.17
MLMI 1991D                                 53,498.43     6,470.20      59,968.63
MLMI 1991G                                112,805.34    18,761.91     131,567.26
MLMI 1991I                                155,625.86    25,607.16     181,233.02
MLMI 1992B                                384,874.75    37,479.83     422,354.58
MLMI 1992D                                       .00    19,086.66      19,086.66
GTFC 1992-1                                      .00                         .00
GTFC 1992-2                                      .00                         .00
GTFC 1993-1                                      .00                         .00
GTFC 1993-2                                      .00                         .00
GTFC 1993-3                                      .00                         .00
GTFC 1993-4                               314,640.63    16,977.89     331,618.52
                                        ----------------------------------------
                                        1,120,627.18   174,829.96   1,295,457.14

Total Residual and Inside
  Refinance Payments                                                1,295,457.14
                                                                    ------------